                                                                   Exhibit 10.32

                     INTELLECTUAL PROPERTY RIGHTS AGREEMENT
                     --------------------------------------

     This Intellectual Property Rights Agreement (this "Agreement") is made and
                                                        ---------
entered into as of June 30, 2000 ("Effective Date"), between Intersil
                                   --------------
Corporation, a corporation organized under the laws of Delaware ("Parent") and
                                                                  ------
ChipPAC Limited, a corporation organized under the laws of the British Virgin Islands ("Buyer") (the Parent and Buyer are herein referred to collectively as
          -----
the "Parties" and individually as a "Party").
     -------                         -----

     WHEREAS, Buyer, Parent, ChipPAC, Inc. and Sapphire World Investments, Inc., a wholly-owned indirect subsidiary of Parent ("Sapphire"), have entered into
                                               --------
that certain Stock Purchase Agreement, dated as of June 30, 2000 (the "Purchase
                                                                       --------
Agreement"), providing for the sale by Sapphire to Buyer of all of the issued
---------
and outstanding capital stock of Intersil Technology Sdn. Bhd. (the "Company");
                                                                     -------
and

     WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement that Parent and Buyer enter into this Agreement pursuant to which Parent shall license, sublicense or assign to Buyer rights in certain intellectual property in accordance with the terms and conditions of this Agreement, and Buyer shall license back to Parent rights in certain intellectual property in accordance with the terms and conditions of this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.  Definitions.  As used in this Agreement, capitalized terms not defined in
    ------------
this Agreement shall have the meanings ascribed to them in the Purchase Agreement. As used herein the following terms shall have the following meanings:

    1.1  "Affiliate" of any particular Person shall mean any other Person
          ---------
directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to be in "control" if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the Person in question, whether through the ownership of voting securities, by contract or otherwise.

    1.2  "Assigned Intellectual Property" means the  Intellectual Property
          ------------------------------
Rights assigned to Buyer in accordance with Sections 2 and 4 of this Agreement.
                                            ----------------

    1.3  "Intellectual Property Rights" shall mean any or all of the following
          ----------------------------
and all rights in, arising out of, or associated therewith: (i) all United States and foreign patents and utility models and applications therefor and all reissues, divisions, renewals, reexaminations, extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions, disclosures, and discoveries, whether or not patentable, and whether or not reduced to practice ("Patents");
                                                                    -------
(ii) all trade secrets, know-how, proprietary information, technical data, improvements, technology, computer programs (in source code and executable code form, and whether embodied in software, firmware or otherwise), documentation (including software documentation), drawings, designs, flow charts, specifications, logic diagrams, programmer notes, protocols, files, records, databases, formulae, compositions, processes, manufacturing and production processes and techniques, research and development information, improvements, proposals, and technical data ("Technical Information"); (iii) all
                                              ---------------------
copyrights, works of authorship, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world ("Copyrights"), excluding maskworks; (iv) all industrial designs and any
  ----------
registrations and applications therefor throughout the world; (v) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world, including but not limited to computer program rights and registrations and applications therefor; and (vi) all copies and tangible embodiments of the foregoing (in whatever form or media). Intellectual Property Rights shall exclude any and all rights uniquely related to the Products (as defined in the Supply Agreement) and used by the Company in providing Services (as defined in the Supply Agreement) to Intersil under the Supply Agreement, including but not limited to bonding diagrams, test programs, maskworks, trademarks and test boards owned or licensed by Intersil or one of its Affiliates.

     1.4  "Licensed Intellectual Property" means the  Intellectual Property
           ------------------------------
Rights licensed or sublicensed to Buyer in accordance with Section 5 of this
                                                           ---------
Agreement.

     1.5  "Person" means any individual, sole proprietorship, partnership, joint
           ------
venture, trust, unincorporated association, corporation, entity or governmental entity (whether federal, state, county, city or otherwise and including, without limitation, any instrumentality, division, agency or department thereof).

     1.6  "Services Agreement" means that certain Services Agreement dated as
           ------------------
of the date hereof between Buyer and Parent, as the same may be amended or modified from time to time.

     1.7  "Supply Agreement" means that certain Supply Agreement dated as of
           ----------------
the date hereof between Buyer and Parent, as the same may be amended or modified from time to time.

2.   Assignment of Intellectual Property Rights.  Parent hereby assigns and
     ------------------------------------------
transfers, and shall cause each of its Affiliates (as necessary) to assign and transfer, to Buyer the entire right, title and interest in and to those Intellectual Property Rights used exclusively in or associated exclusively with the Company's business as listed in Schedule 2 (which consists of Subschedules
                                    ----------                    ------------
2(a), 2(b), and 2(c)), in each case together with all income, royalties, damages
--------------------
or payments due or payable as of the Effective Date or thereafter, including, without limitation, all claims for damages by reason of past, present or future infringement or other unauthorized use of such Intellectual Property Rights, with the right to sue for and collect the same for Buyer's own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives.

     2.1  License Back.  Notwithstanding anything in Section 2 to the contrary,
          ------------                               ---------
Buyer hereby grants back to Parent, with the right to grant sublicenses to its Affiliates, a non-exclusive, worldwide, perpetual, irrevocable, royalty-free license and right to use those patents listed on Subschedule
                                                 -----------

2(a).
----

3.  Prosecution; Assignment Recordal.  From and after the Effective Date, Buyer
    --------------------------------
shall be responsible, in its discretion, for the prosecution and maintenance of the Intellectual Property Rights listed in Subschedules 2(a), 2(b) and 2(c) and
                                           --------------------------------
for filing applications on any inventions contained in the Technical Information described in Subschedule 2(c). Parent shall cooperate with Buyer and sign all
             ----------------
documents necessary and proper to prosecute all such applications, to assign the Intellectual Property Rights listed in Schedule 2 to Buyer and to register those
                                       ----------
assignments in the patent, trademark and copyright offices of the relevant countries. Buyer shall be responsible for preparing and filing any such assignment documents. Consistent with Buyer's responsibilities and ownership of the Intellectual Property Rights listed in Schedule 2, the Parties will execute,
                                           ----------
at Closing, a power of attorney revoking the power of attorney of Parent's counsel and appointing Buyer's counsel to receive correspondence and prosecute such Intellectual Property Rights.

4.  Assignment of Licenses. Parent hereby assigns and transfers, and shall cause
    ----------------------
cause each of its Affiliates (as necessary) to assign and transfer, to Buyer and Buyer hereby accepts assignment of, all of Parent's and its Affiliates' rights and obligations under those license agreements listed in Schedule 4.
                                                         ----------

5.  Licensed Intellectual Property Rights.
    -------------------------------------

    5.1   Grant of License.  Parent hereby grants, and shall cause each of its
          ----------------
Affiliates (as necessary) to grant, to Buyer a non-exclusive, worldwide, perpetual, irrevocable, royalty-free license and right to use, with the right to grant sublicenses to Affiliates, all the Intellectual Property Rights used in or related to the operation of the Company's business and not assigned to Buyer under Sections 2 or 4 hereof or sublicensed to Buyer under Section 5.2 hereof,
      ---------------                                      -----------
as specifically set forth in Subschedules 5(a), 5(b) and 5(c).
                                          -------------------

    5.2   Grant of Sublicense.  Parent hereby grants, and shall cause each of
          -------------------
its Affiliates (as necessary) to grant, to Buyer a sublicense and right to use, with the right to grant further sublicenses to Buyer's Affiliates, all Intellectual Property Rights used in or related to the operation of the Company's business and not assigned to Buyer under Sections 2 or 4 hereof or licensed to Buyer under Section 5.1 hereof, as specifically set forth in Subschedule 5(d), which sublicense shall be identical in scope to the license
----------------
granted to Parent by such third party and subject to all obligations imposed on the licensee in any such license agreement.

    5.3   Reservation of Rights.  This Agreement contains no grants to Buyer
          ---------------------
under any other Intellectual Property Rights of Parent except as provided in Sections 2, 4, 5.1 and 5.2.
--------------------------

    5.4  Maintenance of Licensed Intellectual Property.  In the event that
         ---------------------------------------------
Parent determines not to pay any or all of the maintenance or renewal fees or annuities applicable to the Licensed Intellectual Property (including the Intellectual Property Rights sublicensed to Buyer pursuant to Section 5.2, to
                                                              -----------
the extent Parent or any applicable Affiliate has the right to pay such fees or annuities), Parent shall use its commercially reasonable efforts to notify Buyer of Parent's decision prior to the deadline for filing such fees or annuities. If Buyer elects to pay any such fee, Parent shall assign, or shall cause its appropriate Affiliate to assign, at no cost, such Licensed Intellectual Property to Buyer (including the Intellectual Property Rights sublicensed to Buyer, to the extent Parent or its appropriate Affiliate has the right to do so).

     5.5  Software License Transfers.  The assignment of and the grant of the
          --------------------------
rights described in Section 4 and Section 5.2 are subject, in all respects, to
                    ---------     -----------
the Parties obtaining any required approval of the third parties to any relevant license agreement. Buyer will pay for any necessary software license transfer fees required to be paid to any third party software licensor as a result of the transfer and sublicense contemplated in Section 4 and Section 5.2, respectively.
                                        ---------     -----------
Each of the Parties shall use commercially reasonable efforts to (i) obtain any consent required in connection with the assignment of and the grant of the rights specified in Section 4 and Section 5.2 (and the Parties shall jointly
                    ---------     -----------
develop and execute a mutually agreeable plan to seek and obtain any such required consents) and (ii) minimize the cost of any software license transfer fees required to be paid pursuant to this Section 5.5.

     5.6  Use Limitations.  The software licenses and software sublicenses
          ---------------
granted pursuant to Section 5.1 and Section 5.2, respectively, are subject to the restrictions on maintenance set forth in the Services Agreement, it being agreed that if the Services Agreement expires or terminates and such software is no longer integrated into Parent's systems, all such restrictions shall terminate and be of no further force and effect.

6.  Protection and Enforcement.
    --------------------------

    6.1   Notice.  Each of the Parties shall promptly notify the other in
          ------
writing if it: (i) receives any notice or becomes aware of any information that in any way affects the other Party's rights under this Agreement; or (ii) becomes aware of any actual or suspected infringement, misappropriation or misuse by a third party of the Assigned Intellectual Property or the Licensed Intellectual Property.

    6.2   Enforcement.  Neither Party shall be obligated to enforce its
          -----------
Intellectual Property Rights against actual or suspected infringers, provided however, that in the event Buyer reasonably determines the actual or suspected infringement of Licensed Intellectual Property is detrimental to Buyer, the Parties agree to negotiate in good faith a course of action to challenge the actual or suspected infringement, which shall include the right for Buyer to take action, at its own expense, against such actual or suspected infringer and retain any and all recoveries therefrom in the event Parent chooses not to take any such action.

7.  Term and Termination.  This Agreement shall commence on the Effective Date
    --------------------
and shall continue thereafter in perpetuity unless and until this Agreement is terminated, in whole or in part, by Buyer on thirty (30) days prior written notice to Parent. Upon termination by Buyer hereunder, all licenses granted to Buyer herein shall terminate immediately, and all obligations imposed herein on Parent shall terminate immediately; provided, however, that the license granted by Buyer to Parent pursuant to Section 2.1 shall continue in full force and
                               -----------
effect.

8.  Remedies for Material Breach.  In the event of a material breach of this
    ----------------------------
Agreement by either

Party, the other Party may pursue all available equitable and legal remedies (including without limitation injunctive relief and monetary damages) but in no event shall either Party have the right to terminate this Agreement or the licenses granted herein as a result of the other Party's breach.

9.   Confidentiality.  It is anticipated that at least some of the information
     ---------------
in the Licensed Intellectual Property and the Assigned Intellectual Property will be considered confidential by the Parties. Buyer and Parent agree to treat any such confidential information in accordance with Article 11 of the Supply
                                                     ----------
Agreement.

10.  Further Assurances.  Each of the Parties agrees to execute and deliver such
     ------------------
other documents and to take all such actions as the other Party, its successors, assigns or other legal representatives may reasonably request to effect the terms of this Agreement, including the execution and delivery of any and all affidavits, testimonies, declarations, oaths, samples, exhibits, specimens and other documentation as may be reasonably required.

11.  Additional Transfers to Buyer.  If it is determined after the Effective
     -----------------------------
Date that any of the Intellectual Property Rights intended to be transferred pursuant to this Agreement were not transferred, as the sole remedy for such failure to transfer, Parent agrees to make such transfer, to the extent Parent had the right to do so as of the Effective Date, upon discovery of such non-transfer by Parent or upon the written request of Buyer.

12.  Reassignment or Return to Parent; Correction of Errors on Schedules.  Buyer
     --------------------------------------------------------------------
agrees that, upon Parent's reasonable request, and at Parent's reasonable expense, Buyer and its Affiliates shall reassign or return, as the case may be and to the extent practicable, to Parent any Intellectual Property Rights that may reside in the transferred facilities as of the Effective Date but are not, pursuant to this Agreement, the Purchase Agreement or any of the other Ancillary Agreements transferred, assigned, licensed or sublicensed to Buyer, or that may have been inadvertently transferred or delivered by Parent to Buyer but should not have been so transferred or delivered in accordance with the terms of this Agreement, the Purchase Agreement or any of the other Ancillary Agreements.
Each of the Parties acknowledges and agrees that they have used their best efforts to properly identify software owned or used by the Company and describe such software on the proper schedules to this Agreement in accordance with the principles that (i) software owned or licensed exclusively for the use of the Company was intended to be identified on Schedule 2(c) or Schedule 4 to this
                                         -------------    ----------
Agreement and (ii) software used both by the Company and other Intersil business operations was intended to be identified on Schedule 5(c) or Schedule 5(d) to
                                            -------------    -------------
this Agreement. To the extent following the Effective Date, that any Party discovers that errors have been made in the preparation of said schedules, the Parties agree that they shall correct any such errors and prepare revised schedules to this Agreement correcting any such errors in accordance with the requirements set forth in the preceding sentence.

13.  Notice.  All notices, demands and other communications to be given or
     ------
delivered to any Party to this Agreement under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered, sent by reputable overnight courier or transmitted by facsimile or telecopy, to the addresses and/or telecopy number indicated below

(unless another address is so specified in writing):

               If to Parent, to:
               ----------------
               Intersil Corporation
               7585 Irvine Center Drive
                                  Suite 100
               Irvine, California  92618
               Attention:     Gregory L. Williams
               Facsimile No.:       (949) 341-7053
               with a copy to:
               --------------
               Intersil Corporation


               Irvine, California  92618
               Attention:    Steven M. Moran, Esq.
               Facsimile No.:      (949) 341-7053

               If to the Buyer, to:
               -------------------
               ChipPAC Limited
               Craigmuir Chambers
               Road Town, Tortola

               British Virgin Islands
               Attention:     Richard Parsons -- Resident Director
               Facsimile No.:        (284) 494-7906

               with a copy to:
               --------------
               ChipPAC, Inc.
               3151 Coronado Drive
               Santa Clara, California 95404
               Attention:    Robert Krakauer
               Facsimile No.:       (408) 486-5914

               and to:
               ------
               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention:     Jeffrey C. Hammes, P.C.
                              Gary M. Holihan
               Facsimile No.: (312) 861-2200

14.  Assignment.  Except as otherwise permitted hereunder and except for any
     ----------
subsequent assignment of any Assigned Intellectual Property, neither this Agreement nor any rights, benefits or obligations set forth herein may be assigned by any Party hereto without the consent of the other Party. Notwithstanding the foregoing, Buyer shall be permitted to assign its rights and obligations under the Agreement (i) to any of its Affiliates, (ii) to any entity that acquires all or substantially all of its parent company's assets, capital stock or the business to which this Agreement relates or (iii) for collateral security purposes to any lender providing financing to Buyer or its parent company. For clarification, a public offering of the common stock of Buyer or its parent company shall not constitute an assignment for the purposes of this
Section 14.
----------

15.  No Waiver.  Failure of any Party hereto to insist upon strict compliance
     ---------
with any of the terms, covenants and conditions hereof shall not be deemed a waiver or relinquishment of any similar right or power hereunder at any subsequent time.

16.  Entireties.  This Agreement contains the entire agreement of the Parties.
     ----------
It may not be changed except by an agreement in writing signed by the Party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

17.  Severability.  The invalidity or unenforceability of any particular
     ------------
provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

18.  Dispute Resolution.
     ------------------

     18.1 Each of the Parties hereto agrees that they will attempt to settle any dispute, claim or controversy arising out of this Agreement through good faith negotiations in the spirit of mutual cooperation between senior business executives with authority to resolve the controversy.

    18.2 Any dispute, claim or controversy that cannot be resolved by the Parties through good faith negotiations within thirty (30) days of the notification to the other Party of the commencement of the dispute resolution procedures of this Section 18 will then, upon the written request of any Party
                   ----------
hereto, be resolved by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a sole arbitrator. Such arbitrator shall be mutually agreeable to the Parties. If the Parties cannot mutually agree upon the selection of an arbitrator, the arbitrator shall be selected in accordance with the rules of the then effective Commercial Arbitration Rules of the American Arbitration Association. To the extent not governed by such rules, such arbitrator shall be directed by the Parties to set a schedule for determination of such dispute, claim or controversy that is reasonable under the circumstances. Such arbitrator shall be directed by the Parties to determine the dispute in accordance with this Agreement and the substantive rules of law (but not the rules of procedure or evidence) that would be applied by a federal court required to apply the internal law (and not the law of conflicts) of the State of New York. The arbitration will be conducted in the English language in New York, New York. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

    18.3  Nothing contained in this Section 18 shall prevent any Party hereto
                                    ----------
from resorting to judicial process if injunctive or other equitable relief from a court is necessary to prevent injury to such Party or its Affiliates. The use of arbitration procedures will not be construed under the doctrine of laches, waiver or estoppel to adversely affect the rights of any Party hereto to assert any claim or defense.

    18.4 Each Party shall bear its own expenses incurred in any arbitration or litigation, but any expenses related to the compensation and the costs of any arbitrator shall be borne equally by the Parties.

    18.5 The Parties, their representatives, other participants and the arbitrator shall hold the existence, content and result of arbitration in confidence.

19. Governing Law.  This Agreement shall be governed by and construed in
    -------------
accordance with the laws of the State of New York, without regard to its conflict of laws principles.

20. Counterparts. This Agreement may be executed in counterparts, each of which
    ------------
shall constitute an original and all of which together shall constitute one and the same instrument.

                 *          *          *          *          *

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                           INTERSIL CORPORATION


                                           By: /s/ Tim Muth
                                              _____________________________
                                                Name: Tim Muth
                                                Title: Vice President


                                           CHIPPAC LIMITED


                                           By:  /s/ Sharon St. Clair-Douglas
                                              _____________________________
                                                Name: Sharon St. Clair-Douglas
                                                Title: Power of Attorney

          SUBSCHEDULE 2(a)

     PATENTS ASSIGNED TO BUYER
     -------------------------

Although not specifically referenced on this Schedule 2(a), the patents listed below include their associated foreign counterparts.

TITLE
-----

4534105             Method for Grounding a Pellet Support Pad in an Integrated
                    Circuit Device

                                           Associated Foreign Patents:
                                                  France, #2550661
                                                  Germany, #3428881
                                                  Great Britain, #2144910
                                                  Japan, #1781060
                                                  Italy, #1174170
                                                  Sweden, #8403978-3
                                                  Taiwan, #NI-22380

5049973 Heat Sink and Multi Mount Pad Lead Frame Package and Method for Electrically Isolating Semiconductor Die(s)

4538170             Power Chip Package
                    Associated Foreign Patents:
                              Germany          #3380380.3
                              France           #0115000
                              U.K.             #0115000
                              Ireland          #55369
                              Japan            #1544016
                              Netherlands      #0115000
                              Sweden           #0115000


INVENTION DISCLOSURE ASSIGNED TO BUYER:

Docket #       Title
--------       -----

SE-1502-TD     Nickel Gold Preplated Lead Frame for Plastic
               Package Integrated Circuits

                               SUBSCHEDULE 2(b)

                         COPYRIGHTS ASSIGNED TO BUYER
                         ----------------------------

Parent hereby assigns to Buyer its entire ownership, right, title and interest in and to all copyrighted materials used exclusively in the Company's business other than copyrighted materials uniquely related to Parent's products.

                               SUBSCHEDULE 2(c)

                    TECHNICAL INFORMATION ASSIGNED TO BUYER
                    ---------------------------------------

Except with respect to software (which is assigned as set forth below), Parent hereby assigns to Buyer its entire ownership, right, title and interest in and to all technical information (including, without limitation, general packaging and assembly process flows, bonding diagrams and bills of materials) and know-how used exclusively in the Company's business, except for technical data uniquely defining Parent's products and the packaging and test of Parent's products, such as bonding diagrams, bills of materials and test programs unique to Parent's products.

The following software is assigned pursuant to the terms and conditions of this
Agreement:

---------------------------------------------------------------------
Product                                      Vendor
-------                                      ------
---------------------------------------------------------------------
Acrobat writer 3.01                          Adobe system
---------------------------------------------------------------------
Active Voice Reparte                         Dancom
---------------------------------------------------------------------
Alchmey                                      InfoConnect Sdn Bhd
---------------------------------------------------------------------
Autocad-2000                                 Auto-Desk
---------------------------------------------------------------------
Easy Pay
---------------------------------------------------------------------
Ebert
---------------------------------------------------------------------
ET-Win                                       Elid
---------------------------------------------------------------------
Front Page 98                                Microsoft
---------------------------------------------------------------------
HRPAYROLL                                    Rad
---------------------------------------------------------------------
Ingres II (to the extent owned by the        Computer Associates
Company)
---------------------------------------------------------------------
Jetforms central (VAX)                       Jetforms
---------------------------------------------------------------------
Visio
---------------------------------------------------------------------
Powerbuilder                                 Sybase
---------------------------------------------------------------------
ABC Flow chart
---------------------------------------------------------------------
AcPAC
---------------------------------------------------------------------
Inform Designer
---------------------------------------------------------------------
Inform Filler
---------------------------------------------------------------------
Simca P                                      Umetri
=====================================================================

---------------------------------------------------------------------
Stagraphic
---------------------------------------------------------------------
TFT2000                                      EYE-t Technology
---------------------------------------------------------------------

                                  SCHEDULE 4

                     LICENSE AGREEMENTS ASSIGNED TO BUYER
                     ------------------------------------

The following software is assigned pursuant to the terms and conditions of this Agreement, including receipt of any required third party consents:

-------------------------------------------------------------
Product                       Vendor
-------                       ------
-------------------------------------------------------------
Backup Exec Enterprise        Seagate
-------------------------------------------------------------
Bud Tool                      I-Guard
-------------------------------------------------------------
ConnX                         Solutions IQ
-------------------------------------------------------------
DiskKeeper                    Executive SW
-------------------------------------------------------------
JSS                           ICAM
-------------------------------------------------------------
Multinet                      Process SW
-------------------------------------------------------------
Robomon                       Heroix
-------------------------------------------------------------
Solaris                       Sun Systems
-------------------------------------------------------------
Solaris for Server
-------------------------------------------------------------
SQL BACKTRACK                 BMC
-------------------------------------------------------------
TS/X Ontime                   Manugistics
-------------------------------------------------------------
Paradox                       Novell
-------------------------------------------------------------
MOVE                          Optum
-------------------------------------------------------------

                               SUBSCHEDULE 5(a)

                           PATENTS LICENSED TO BUYER
                           -------------------------

Although not specifically referenced on this Schedule 5(a), the patents listed below include their associated foreign counterparts.

U.S. PATENT NO.     TITLE
---------------     -----

4355115             Borosilicate Glass Frit with MGO and BAO

Partially Devitrified Porcelain Composition Crystalline Phases Obtained from
                    Alkali Metal Free Divalent Metal Oxide Borosilicate Glass

4328614             Method for the Manufacture of Porcelain Coated Metal Boards

4393438 Method for the Manufacture of Porcelain Coated Metal Boards Having Interconnections Between the Top and Bottom Surfaces

4369254             Crossover Dielectric Inks

4369220             Crossover Dielectric Inks Used in Forming a Multilayer
                    Electrical Circuit

4380750             Indium Oxide Resistor Inks

4376725             Conductor Inks

4399320             Conductor Inks

4377642             Overglaze Inks

4401709             Overglaze Inks

4379195             Low Value Resistor Inks

4415624             Air-Fireable Thick Film Inks

4467009             Indium Oxide Resistor Inks

4452844             Low Value Resistor Inks

                          SUBSCHEDULE 5(a) continued

                           PATENTS LICENSED TO BUYER
                           -------------------------

U.S. PATENT NO.     TITLE
---------------     -----

4586375             Reusable Centrifuge Fixture and Methods of Making and Using
                    Same

5581444 Device and Method for Enhancing Thermal and High Frequency Performance of Integrated Circuit Packages

4684055             Method of Selectively Soldering the Underside of a Substrate
                    Having Leads

4703566             Conveyor for Vapor Phase Reflow System

4801065             Chip Carrier Soldering Pallet

5038248             Automatic ESD Protection Device for Semiconductor Packages

5117282             Stacked Configuration for Integrated Circuit Devices

5228192             Method of Manufacturing a Multi-Layered IC Packaging
                    Assembly

5434357             Reduced Semiconductor Size Package

5279850 Gas Phase Chemical Reduction of Metallic Branding Layer of Electronic Circuit Package for Deposition of Branding Ink

5669599             Magnetic Boats

5570407             Distortionless X-ray Inspection

5423889             Process for Manufacturing a Multi-Port Adhesive Dispensing
                    Tool

5833758 Method for Cleaning Semiconductor Wafers to Improve Die to Substrate Solderability

4901135             Hermetically Sealed Housing with Welding Seal

                          SUBSCHEDULE 5(a) continued

                           PATENTS LICENSED TO BUYER
                           -------------------------

U.S. PATENT NO.     TITLE
---------------     -----

4695489             Electroless Nickel Plating Composition and Method

4746375             Activation of Refractory Metal Surfaces for Electroless
                    Plating

4635092             Tape Automated Manufacture of Power Semiconductor Devices

4498924             Method for Producing Eutectics as Thin Films Using a Line
                    Heater

4498923 Method for Producing Eutectics as Thin Films Using a Quartz Lamp as a Heat Source in a Line Heater

4498925 Method for Producing Eutectics as Thin Films Using an Arc Lamp as a Heat Source in a Line Heater

4498926 Method for Producing Eutectics as Thin Films Using a Laser Device as a Heat Source

4492739             Eutectic Fine Wire Arrays

4716124             Tape Automated Manufacture of Power Semiconductor Devices

4809135             Chip Carrier and Method of Fabrication

4914812             Method of Self-Packaging an IC Chip

4737217             Method of Fabricating a Substrate for a Semiconductor Chip
                    Package

5184206             Direct Thermocompression Bonding for Thin Electronic Power
                    Chips

5206186 Method for Forming Semiconductor Electrical Contacts Using Metal Foil and Thermocompression Bonding

                          SUBSCHEDULE 5(a) continued

                           PATENTS LICENSED TO BUYER
                           -------------------------

U.S. PATENT NO.     TITLE
---------------     -----

5304847             Direct Thermocompression Bonding for Thin Electronic Power
                    Chips

5139972 Batch Assembly of High Density Hermetic Packages for Power Semiconductor Chips

5100740


4457976 Method for Mounting a Sapphire Chip on a Metal Base and Article Produced Thereby

4733039             Method of Laser Soldering

4620366             Automatic Pin Extraction Apparatus for Integrated Circuit
                    Tube

4528504             Pulsed Linear Integrated Circuit Tester

4616178             Pulsed Linear Integrated Circuit Tester (divisional of
                    4528504)

5085084             Method and Apparatus for Testing Lead Bonds and Detecting
                    Failure

5451263 Plasma Cleaning Method for Improved Ink Brand Permanency on IC Packages with Metallic Parts

5882423 Plasma Cleaning Method for Improved Ink Brand Permanency on IC Packages with Metallic Parts (continuation of 5451263)

                          SUBSCHEDULE 5(a) continued

                           PATENTS LICENSED TO BUYER
                           -------------------------

Patent Applications:

U.S. PATENT APPLICATION NO.        TITLE
---------------------------        -----

09/129321                          A Low Power Discrete Semiconductor Surface
                                   Mount Packaging Design

                                   Note: a Divisional is being filed on the device claims of this application, and any resulting patent is included herein.

09/343845                          Method of Manufacturing a Plated Electronic
                                   Termination

                               SUBSCHEDULE 5(b)

                         COPYRIGHTS LICENSED TO BUYER
                         ----------------------------

Parent hereby grants to Buyer, in accordance with the terms and conditions of this Agreement, a license to all copyrighted material used in or related to the operation of the Company's business and not assigned to Buyer pursuant to Sections 2 or 4 of this Agreement (the use of which shall be limited to providing services to Parent pursuant to the Supply Agreement), other than copyrighted materials uniquely related to Parent's products.

                               SUBSCHEDULE 5(c)

                    TECHNICAL INFORMATION LICENSED TO BUYER
                    ---------------------------------------

Except with respect to software (which is licensed as set forth below), Parent hereby grants to Buyer, in accordance with the terms and conditions of this Agreement, a license to all technical information used in or related to the operation of the Company's business and not assigned to Buyer pursuant to Sections 2 or 4 of this Agreement, other than technical data uniquely defining Parent's products and the packaging and test of Parent's products, such as bonding diagrams, bills of materials and test programs unique to Parent's products (which shall be made available to Buyer pursuant to Section 8.1 of the Supply Agreement, but only for the purpose of performing services for Parent pursuant to the Supply Agreement).

The following software is licensed pursuant to the terms and conditions of this Agreement, including without limitation, obtaining any required third party consents:


  --------------------------------------------------------------------------------------------------------------------------------
         Area             Application or Service       Primary Use
  --------------------------------------------------------------------------------------------------------------------------------
     Factory Control      Mid-Pack Barcode Label       Generates barcode labels for finished goods inventory as it is packed to
        Systems             Generation System          be transferred into the KL PDC.
  --------------------------------------------------------------------------------------------------------------------------------
      Cost & Inv          ABC Cost System              Used to generate activity based cost rates.  Brings together production
                          (Worldwide)  -               activities and overhead spending.  This is used to calculated activity
                            "ACCURATE"                 standard and variable rates.
  --------------------------------------------------------------------------------------------------------------------------------
      Cost & Inv          ABC Cost System              Builds the cost systems' bill of material and brings together all critical
                      (Worldwide) - "Costream"         pieces of data needed to cost WIP products.  Interfaces heavily with manufacturing systems: BOM, factory control system, planning system, purchasing system.
  --------------------------------------------------------------------------------------------------------------------------------
      Cost & Inv          ABC Cost System              Generates std ABC costs, std ylds, material costs for all part and
                      (Worldwide) - "Front to          operations in WIP and FG.  Provides reporting that shows complete flow
                               Back"                   of any given part from start to finish for all activities.
  --------------------------------------------------------------------------------------------------------------------------------
      Cost & Inv       Cost of Production Plan         Used to produce budgets and AOP reports using data from the
                                                       ImPReSS planning system and costs from the Costing systems
  --------------------------------------------------------------------------------------------------------------------------------
      Cost & Inv         Inventory Valuation           Determines WIP inventory values, yld variances, mtl variances, added
                             (worldwide)               value (earned recovery) etc. for all mfg parts for all locations.  This is capture at the operation level and can be rolled up in numerous ways.
  --------------------------------------------------------------------------------------------------------------------------------
    Design Systems         Failure Analysis            Used to inspect IC designs for when failures are returned to FA.
                                                       Current system, while not heavily used, could display schematics,
                                                       layouts, and correlate the two.   Total cost is mostly a share of Cadence
                                                       fixed-fee agreement, but there must be Sun maintenance, too.
  --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
         Area             Application or Service       Primary Use
 --------------------------------------------------------------------------------------------------------------------------------
      Quality           Customer Notification          Reporting capability in support of required product change and product
      Systems                  System                  withdrawal notifications.
 --------------------------------------------------------------------------------------------------------------------------------
      Quality          MIDAS (Manufacturing            Intersil's primary engineering data analysis system. MIDAS is comprised
      Systems        Interactive Data Analysis         of three basic parts: a relational database which stores the date, an
                            system)                    associated graphical user interface, and a set of statistical data analysis tools.
 --------------------------------------------------------------------------------------------------------------------------------
      Quality             Product & Test               Web-based access to yield reports, delinquent delivery reports, online
      Systems          Engineering Web Site            forms, product engineering assignments, etc...
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control        CAM_MOVES System              The CAM_Moves System contains the history of every WorkStream lot
      Systems                                          movement - worldwide.  It also contains various product-level summaries of the same data. It is used to investigate lot processing problems, and is a data source for the QuickTrace and MIDAS systems.
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control        Export/Pack System            Creates and prints internal packaging lists and the export invoice
      Systems                                          documents that accompany products shipped between Intersil sites.
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control             FCS ConnX                Provides users with the ability to use PC Standard Client reporting tools
      Systems                                          against WorkStream and other production data resident on the VAX.
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control             WorkStream               Used to electronically model, track and control production operations.
      Systems                                          Includes: WIP, Inventory & Equipment Tracking; Engineering Data
                                                       Collection & Statistical Process Control; Rules-Based Dispatching and
                                                       Activity Planning; Automated Batch Updates; & Shop Floor
                                                       Communications
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control         WorkStream-ABC               Provides Cost Systems with weekly transmittals that contain complete
      Systems         (Activity Based Costing)         WorkStream product flow data in order to perform cost build-ups.  For
                          Interface                    consistency, the product flow information passed to ABC is the same that is passed to IMPReSS - with the additional information required by Accounting merely appended to the files.
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control         WorkStream-HUB               Transfers 21 different extract files from the HUB system to the
      Systems                Interface                 various VAX Clusters.  These extract files are used by other FCS applications to validate product structure and build information. They are also used by the manufacturing personnel to look up HUB data in areas that only have VT terminals
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control         WorkStream-IBS (Inter-       Captures daily WorkStream lot shipments between Intersil sites and
      Systems           Company Billing) Interface     combines them into a single period-to-date file which is sent to the IBS system on the IBM mainframe
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control         WorkStream-IMPReSS           Extracts and validates product routing structure, inventory status, and
      Systems                Interface                 planning yield & cycle time data from within WorkStream and models it for use by the IMPReSS global planning system
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
         Area             Application or Service       Primary Use
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control         WorkStream-IVBO              Supplies Cost Accounting with weekly period-to-date transmittals that
      Systems           (Inventory Value By            contain every WorkStream lot and inventory transaction and a
                        Operation) Interface           breakdown of unit losses.
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control         WorkStream-MOVE              WorkStream-MOVE interface passes lot information from
      Systems          Interface (a.k.a. ASN -         WorkStream to the MOVE Warehouse Management System as the lots
                        Advanced Ship Notice)          become finished goods inventory and ship out of WorkStream.
 --------------------------------------------------------------------------------------------------------------------------------
  Factory Control         WorkStream-QuickTrace        Extracts all WorkStream lot genealogy transactions that either create,
      Systems                  Interface               split, merge or terminate lots - or move them from one facility to
 --------------------------------------------------------------------------------------------------------------------------------
    Factory Control        WorkStream-Ts/X             Extracts lot information from WorkStream and FTP's the data to the
       Systems            OnTime Interface             OnTime application used for lot dispatching
 --------------------------------------------------------------------------------------------------------------------------------
       General          Accounts Receivable            Typical AR system.
      Accounting         (Worldwide)
 --------------------------------------------------------------------------------------------------------------------------------
       General        Budgeting (Worldwide) -          Used to develop budgets for HSS.  Costed Production system projects
    Accounting      "Costed Production Plan" &         annual yld variance, earned recovery, EOH inventory valuation, and
                              "FIRE"                   material variance. for input into the budget.
 --------------------------------------------------------------------------------------------------------------------------------
       General         Capital Budget Tracking         Tracks capital budgets.
      Accounting
 --------------------------------------------------------------------------------------------------------------------------------
       General            Consolidations               Used to consolidate all WW ledgers into M1 send to Corporate.   Allows
      Accounting     (Worldwide) - "FIRE"              for 2.5 day close.
 --------------------------------------------------------------------------------------------------------------------------------
       General          Financial Reporting            Provides ad hoc and std reporting against all aspects of ledger.
      Accounting     (Worldwide)  - "FIRE"             Produces plant spending and plant variance reports.
 --------------------------------------------------------------------------------------------------------------------------------
     Product Data        PDM (Product Data             Used to electronically manage product structure, product attributes and
      Management          Management)                  engineering/manufacturing specifications for all Intersil  products. It
                   (a.k.a HUB - Harris Unified         facilitates the organizations ability to share information accurately
                       Bill of material)               through a common relational database of product build information.
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain     Business - to - Business           World wide business- to -business (Ramping up interfaces between KL
                           (EDI)                       and 3rd party shipping provider)
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
      Area              Application or Service         Primary Use
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain        Capacity planning "Herbie       Capacity Planning

 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain             Move Warehouse             This system is used by the PDC staff to manage finished goods
                          Management Systems           inventory and pick, pack and ship product against orders fed to it by
                                                       SOAR
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain         SOAR Packslipping and          This system prints Packslips in KL several times daily for Orders which
                              Shipping                 are due to ship.  The PDC uses the packslips and online SOAR transactions to pick, pack, and ship the product.
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain           Order Management             Order management 1. Customer profile 2. Product master file 3. Order
                               "SOAR"                  entry/Change 4. Pricing Management 5. Quote Management 6. Product
                                                       master file
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain          Planning "IMPReSS"            Optimized World wide factory planning, Capacity planning
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain          Prioritized Demand            Prioritize demand stream for optimization
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain      Purchasing data warehouse         Purchasing data reporting
                       (MIMS Data warehouse)
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain         Purchasing System              Product procurement
                             "MIMS"
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain      Sales and marketing data          Create sales and Marketing reporting
                        warehouse (MARS &
                             FOCUS)
 --------------------------------------------------------------------------------------------------------------------------------
   Supply Chain              TestR                     Test Capacity and analysis
 --------------------------------------------------------------------------------------------------------------------------------

                               SUBSCHEDULE 5(d)

                  TECHNICAL INFORMATION SUBLICENSED TO BUYER
                  ------------------------------------------

The following software is sublicensed pursuant to the terms and conditions of this Agreement, including without limitation, obtaining any required third party consents (it being agreed that if such consents cannot be obtained, Buyer may be required to purchase its own license to any such software):

----------------------------------------------------------------------------
Product                                       Vendor
-------                                       ------
----------------------------------------------------------------------------
Autosys                                       Computer Associates
----------------------------------------------------------------------------
Barr RJE                                      Barr Corp
----------------------------------------------------------------------------
CDD                                           Oracle Corp
----------------------------------------------------------------------------
Cobol                                         Compaq
----------------------------------------------------------------------------
Datatrieve                                    Compaq
----------------------------------------------------------------------------
DBMS (RT &DEV)                                Oracle Corp
----------------------------------------------------------------------------
Dec PS-DC                                     Compaq
----------------------------------------------------------------------------
Dec PS-PA                                     Compaq
----------------------------------------------------------------------------
Decnet                                        Compaq
----------------------------------------------------------------------------
Demand Forecast                               Logility
----------------------------------------------------------------------------
eXceed                                        HummingBird
----------------------------------------------------------------------------
Exchange                                      Microsoft
----------------------------------------------------------------------------
FMS (RT and Dev)                              Compaq
----------------------------------------------------------------------------
Focus                                         IBI
----------------------------------------------------------------------------
Ghost                                         Norton
----------------------------------------------------------------------------
Ingress II (to the extent not owned by the    Computer Associates
Company)
----------------------------------------------------------------------------
Internet Explorer                             Microsoft
----------------------------------------------------------------------------
Jetform Ver 4.1 Designer                      Jetforms
----------------------------------------------------------------------------
Jetform Filler                                Jetforms
----------------------------------------------------------------------------
Jetform NT personal                           Jetforms
----------------------------------------------------------------------------
Linxnet                                       LTX
----------------------------------------------------------------------------
McAfee Antivirus                              Network Associates
----------------------------------------------------------------------------
McAfee group Shield                           Network Associates
----------------------------------------------------------------------------
Microsoft Windows NT workstations 4.0         Microsoft
----------------------------------------------------------------------------
Millennium GL, FA, AP                         GEAC
----------------------------------------------------------------------------
Network Access Suite 3.0                      FTP Software
============================================================================

----------------------------------------------------------------------------
Product                                       Vendor
-------                                       ------
----------------------------------------------------------------------------
NT Operating System-Server                    Microsoft
----------------------------------------------------------------------------
Office 97 Suite/Outlook 98                    Microsoft
----------------------------------------------------------------------------
Onnet Host Suite 4.0                          Onnet
----------------------------------------------------------------------------
Open VMS                                      Compaq
----------------------------------------------------------------------------
Oracle RDB                                    Oracle Corp
----------------------------------------------------------------------------
Oracle v 7.3                                  Oracle Corp
----------------------------------------------------------------------------
Oracle V 8                                    Oracle Corp
----------------------------------------------------------------------------
PC Anywhere
----------------------------------------------------------------------------
Remotely Possible                             Computer Associates
----------------------------------------------------------------------------
S+ v.3.4                                      Math Soft
----------------------------------------------------------------------------
Sherpa DMS/PIMS                               SDRC
----------------------------------------------------------------------------
SLS                                           Compaq
----------------------------------------------------------------------------
SMS client                                    Microsoft
----------------------------------------------------------------------------
Solaris for linxnet
----------------------------------------------------------------------------
Systems Management Server                     Microsoft
----------------------------------------------------------------------------
VaxMail                                       Compaq
----------------------------------------------------------------------------
Volume Shadow                                 Compaq
----------------------------------------------------------------------------
Vtam Printer Support                          Levi, Ray & Shoup, Inc
----------------------------------------------------------------------------
Watcher                                       Symark
----------------------------------------------------------------------------
Winframe client                               Microsoft
----------------------------------------------------------------------------
Winframe Enterprise version 1.7               Citrix
----------------------------------------------------------------------------
WinZip 6.3                                    NicoMak Computing
----------------------------------------------------------------------------
Workstream/DFS                                Applied Materials (Consilium)
----------------------------------------------------------------------------
XPTR-MVS                                      Systemware
----------------------------------------------------------------------------
KEA! version 4.31                             Attachmate Corporation
----------------------------------------------------------------------------
Sniffer software
----------------------------------------------------------------------------
RS1                                           Brooks
----------------------------------------------------------------------------
Sunlink DNI(DECnet)                           Sun Systems
----------------------------------------------------------------------------
Cadence DFII, etc                             Cadence
----------------------------------------------------------------------------
Statistica                                    StatSoft Inc
----------------------------------------------------------------------------